Exhibit 10.2

Hallmark Channel

Advertising Sales

Revised

2007 Commission Proposal

January 2, 2007

2007 Advertising Sales Commission Plan

•                  Objective:

•                 Develop a compensation plan based on individual, account by account spending targets by quarter.  Include a Strategic Initiative Component that rewards creative selling and aggressive deal-making in the scatter marketplace.

•                  3 Components:

•                  Quarterly Commission to create daily incentive

•                  Quarterly Performance Bonus Pool awarded for outstanding accomplishments

•                  Year-end Corporate Bonus

•                  Rationale:

•                 Drive revenue and focus by heightening individual accountability and responsibility.  Award strategic thinking in the sales process.

2007 Sales Commission Plan Benefits

•                  Provide additional motivation for sales team on a Quarter-to-Quarter basis

•                  Encourage Split communication and cooperation

•                  More thorough client coverage will help establish Channel’s value

•                  Ensure focus in order to meet targets

•                  Ultimately, will drive sales revenue higher

2007 Ad Sales Annual Commission Plan

•                  Year-end Commission is paid as Corporate Goals is achieved:

[$ of Ad Revenue]	[% of Annual Base Salary]
**	2.5	%*
**		**
**		**
**		**
**		**
**		**
At Corporate Goal	15	%*

*Percentage applicable to William Abbott.

**Redacted, and omitted portion filed with the Commission.